                                                                   Exhibit 10.25

              FIRST AMENDMENT TO LICENSE AND TECHNOLOGY AGREEMENT


     First Amendment to License Agreement dated as of September 25, 1996 by and between Vivid Technologies, Inc., a Massachusetts Corporation (f/k/a Vivitech, Inc., "Vivid"), and Hologic, Inc., a Delaware corporation (formerly a Massachusetts corporation, "Hologic").

     WHEREAS the parties entered into a License Agreement dated as of June 22, 1989 (the "Original Agreement") pursuant to which Hologic licensed certain technology and know-how to Vivid to design, develop, improve, enhance, manufacture, market, distribute and sell X-ray screening security systems that are capable of screening luggage and cargo for particular types of contraband; and

     WHEREAS the parties desire to clarify and modify the license as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Original Agreement.

2. Section 2(g) of the Original License Agreement is hereby amended and restated in its entirety to read as follows:

          "Product" shall mean collectively (i) any X-ray screening security system embodying the Base Technology and/or the Patents that is capable of screening luggage, cargo, parcels, mail, personal effects and other similar items for contraband, including without limitation explosives, drugs and currency (the "Original Product"), or (ii) any X-ray screening system embodying the Base Technology and/or the Patents that is capable of being used for process control applications in the food and/or beverage industry (the "Additional Product").

3. Hologic hereby grants to Vivid a nonexclusive license to utilize the Base Technology for the purpose of designing, developing, improving, enhancing, manufacturing, marketing and selling the Additional Product. In connection therewith Section 3(a) of the Original Agreement is hereby amended and stated in its entirety to read as follows:

          (a) Subject to the terms and conditions set forth in this Agreement, Hologic hereby grants Vivid (i) a perpetual, exclusive, worldwide license to utilize the Base Technology, Patents and Know-how to design, develop, improve, enhance, manufacture, market and sell the Original Product and
     (ii) a perpetual, nonexclusive, worldwide license to utilize the Base Technology, Patents and Know-how to design, develop, improve, enhance, manufacture, market and sell the Additional Product. Vivid may not use the Base Technology, Patents and Know-how for any other purpose.

4. The royalties payable by Vivid to Hologic as set forth in Section 5 of the Original Agreement in respect of sales of the Original Product shall remain unaffected by the inclusion the Additional Product in the definition of "Product," and Vivid shall pay a further royalty in respect of sales of the Additional Product as set forth below. In connection therewith, Section 5 of the Original Agreement shall be amended and restated in its entirety to read as follows:

     5.   Royalties
          ---------

          In consideration of the rights and privileges granted herein, Vivid hereby agrees to pay Hologic (a) royalties with respect to actual commercial sales of the Original
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     Product by Vivid or any of Vivid's Affiliated Parties in accordance with the following schedule:


     ------------------------------------------------------
               Original Product
           Aggregate Net Sales Price       Royalty Rate
     ------------------------------------------------------
      $0 -- $50,000,000.00                            5%
     ------------------------------------------------------
      $50,000,000.01 to $200,000,000.00               3%
     ------------------------------------------------------
      Over $200,000,000.000                           0%
     ------------------------------------------------------

     and (b) royalties with respect to actual commercial sales of the Additional Product by Vivid or any of Vivid's Affiliated Parties in accordance with the following schedule:


     ----------------------------------------------
         Additional Product
        Aggregate Net Sales Price   Royalty Rate
     ----------------------------------------------
       $0 -- $200,000,000.00                   3%
     ----------------------------------------------
       Over $200,000,000.000                   0%
     ----------------------------------------------

     Royalties computed pursuant to this Section 5 shall be payable within 60 days following the end of each quarter of Vivid's fiscal year.

5. Section 17 of the Original License Agreement is hereby amended and restated in its entirety to read as follows:

     17.  Non-Competition.
          ---------------

          So long as this Agreement is in effect, Hologic shall not manufacture, or distribute any product, whether now existing or hereafter developed, that is used for a purpose that is the same as or substantially similar to the purpose for which the Original Product is used.


6. Hologic hereby consents to the reincorporation of Vivid in the State of Delaware.

7. In all other respects, the Original License is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as an instrument under seal as of the date first above written.


HOLOGIC, INC.                          VIVID TECHNOLOGIES, INC.


By:/s/ S. David Ellenbogen             By:/s/ James J. Aldo
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